UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2005

VALEANT PHARMACEUTICALS INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11397 (Commission File Number)	33-0628076 (I.R.S. Employer Identification No.)

3300 Hyland Avenue Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On April 18, 2005, Valeant Pharmaceuticals International issued a press release related to the presentation of final analyses of its Viramidine Phase 2 clinical trial at the 40th Annual Meeting of the European Association for Study of the Liver. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including the exhibit, will not be treated as “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press release, dated April 18, 2005

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL (Registrant)
Date: April 18, 2005	By:	/s/ Eileen C. Pruette
		Name:	Eileen C. Pruette
		Title:	Executive Vice President, General Counsel

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 18, 2005.